UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2011

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item 8.01	Other Events.

Amerigon Incorporated (the “Company”) has set the date of 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”) for June 24, 2011.

Because the date of the 2011 Annual Meeting is more than 30 days after the anniversary of its 2010 Annual Meeting of Shareholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing its shareholders of such change.

The Company has set a new deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) for inclusion in the Company’s proxy statement for the 2011 Annual Meeting. In order to be considered timely, any such nomination or proposal must be submitted in writing to Barry G. Steele, Secretary of Amerigon Incorporated, 21680 Haggerty Road, Suite 101, Northville, Michigan 48167, and received no later than April 11, 2011. Any such proposal must comply with federal securities laws or otherwise may be omitted.

For a shareholder proposal that is not intended to be included in the Company’s proxy statement for the 2011 Annual Meeting pursuant to Rule 14a-8, written notice of the proposal or nomination must be received by Barry G. Steele, Secretary of Amerigon Incorporated, 21680 Haggerty Road, Suite 101, Northville, Michigan 48167, no later than May 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

Date: March 22, 2011	By:	/S/ BARRY G. STEELE
Barry G. Steele,
Chief Financial Officer